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                       CONSENT OF INDEPENDENT ACCOUNTANTS
                       ----------------------------------
                                                                     Exhibit 10

We hereby consent to the use in the Statement of Additional Information constituting part of this Post-Effective Amendment No. 42 to the registration statement on Form N-4 (the "Registration Statement") of our reports dated February 19, 1999 and February 9, 1999, relating to the financial statements and selected per unit data and ratio of CG Variable Annuity Account II and the financial statements of Connecticut General Life Insurance Company, respectively, which appear in such Statement of Additional Information, and to the incorporation by reference of our reports into the Prospectus which constitutes part of this Registration Statement. We also consent to the reference to us under the heading "Independent Accountants" in such "Statement of Additional Information".


/s/PRICEWATERHOUSECOOPERS LLP

PRICEWATERHOUSECOOPERS LLP
Hartford, Connecticut
April 26, 1999